Exhibit 99.1

[OPEN TEXT LOGO APPEARS HERE]

CONFIDENTIAL DRAFT-NOT FOR RELEASE

OPEN TEXT REPORTS STRONG SECOND QUARTER

REVENUE GROWTH

License Revenue grows 61%

WATERLOO, ON—January 22, 2004—Open Text™ Corporation (Nasdaq: OTEX; TSX: OTC), an enterprise content management (ECM) vendor and provider of Livelink®, the leading collaboration and knowledge management software for the global enterprise, today announced financial results for its second quarter ended December 31, 2003.(1)

Financial Highlights

Total revenue for the second quarter was $61.7 million, up 43% from the same period last year. During the quarter license revenue of $27.9 million grew by 61%. Revenue results were broadly based, with 58% derived from North America, 39% from Europe and 3% from the Middle East and Asia, consistent with previous quarters.

For the second quarter, Open Text reported adjusted net income of $8.5 million, or adjusted earnings per share (EPS) of $0.20. This compares to adjusted net income of $6.5 million, or $0.16 adjusted EPS in the second quarter a year ago. (2)

Open Text reported net income for the second quarter in accordance with GAAP, of $7.7 million, or $0.18 EPS, compared to net income of $6.2 million, or $0.15 EPS in the second quarter a year ago, marking the 20th consecutive profitable quarter for the Company.

Cash flow from operations was $5.2 million. The cash on hand at quarter end was $112.3 million or $2.77 per share. (3)

At quarter end, deferred revenue was $39.8 million, up $9.6 million or 32% over a year ago. Accounts receivable was $39.9 million, resulting in days sales outstanding (DSO) of 58 days.

“We are delighted to have achieved record revenue results in the quarter, driven by strong license revenue growth,” said Tom Jenkins, CEO of Open Text. “These results indicate that our customers positively view the business combination agreement with IXOS. This will strengthen our leadership position in the ECM market and further enhance our pipeline by significantly expanding our global customer base.”

IXOS Tender Offer

Open Text would like to remind IXOS shareholders that although the tender offer closes on Friday, January 30, 2004 at 12:00 noon (local time Frankfurt/Main, Germany), the tender processing in Europe may take several days. Open Text recommends that IXOS shareholders choosing to tender their shares do so by Monday, January 26, 2004. More information on the business combination agreement can be found at:

www.2016091ontario.de

Recent Highlights

1.	Open Text Waives Minimum Condition—Extension of the Offer to Acquire all of the Shares of IXOS until January 30, 2004

Open Text’s wholly owned subsidiary, 2016091 Ontario Inc., waived the condition of the Offer requiring that at least 67% of the outstanding shares of IXOS be tendered to the Offer. The acceptance period of the Offer is extended until 12:00 noon (local time Frankfurt/Main, Germany) on Friday, January 30, 2004.

For more information please see the press release at:

www.opentext.com/news/pr.html?id=1442

2.	Open Text Hosts LinkUp Europe 2004 in London, Paris and Munich

Attendees will be invited to join the conference in their favorite city: London Conference: April 26-27; Paris Conference: April 28; and Munich Conference: April 28-29. LinkUp Europe 2004 promises to be a valuable opportunity for prospects, customers and partners to learn about the future of Enterprise Content Management at Open Text.

For more information please see the press release at:

www.opentext.com/news/pr.html?id=1439

3.	U.S. Department of Defense Certifies Open Text’s Livelink MeetingZone Software for Collaboration

Livelink MeetingZone™, the Company’s online team meeting solution, has received U.S. Department of Defense (DoD) certification for collaboration software, a key requirement for all collaboration software used by U.S. defense and intelligence agencies.

For more information please see the press release at:

www.opentext.com/news/pr.html?id=1415

4.	Open Text and IXOS Announce Business Combination to form the World’s Largest ECM Software Vendor

2016091 Ontario Inc., a wholly owned subsidiary of Open Text will acquire all of the issued and outstanding shares of IXOS. The transaction will proceed via a tender offer for cash consideration of either 9 Euro per share (approximately US$11.37) or 0.5220 of an Open Text share for each share of IXOS tendered. The Open Text share will include a warrant to purchase 0.1484 of an Open Text share for up to one year after closing the transaction, with a strike price of US $20.75 per share. The cash consideration represents a 34% premium based on the three months volume weighted average prior to the announcement.

For more information on the business combination agreement please visit:

www.2016091ontario.de

Upcoming Investor Events

Open Text announced it plans to participate in the following financial conferences. Note that event dates and times are subject to change after the release of this announcement. To confirm a date or learn about Web cast availability, visit the Company’s Web site closer to event date at:

www.opentext.com/investor/investor_events/

January 28, 2004

Orion Securities Technology Conference

Toronto, ON Canada

February 5, 2004

RBC Banff Springs Conference

Banff, AB Canada

February 12, 2004

Merrill Lynch Services and Software Conference

Santa Monica, CA USA

May 17, 2004

South West Securities Software Conference

Chicago, IL USA

Teleconference Call

Open Text invites the public to listen to the Company’s teleconference call concerning financial results for the second quarter of fiscal 2004.

Date: Thursday, January 22, 2004

Time: 5:30 p.m. ET / 2:30 p.m. PT

Length: 45 minutes, approximately

Where: 416-640-1907

Please dial the above number approximately 10 minutes before the teleconference is scheduled to begin. The operator will take your name and connect your line with the meeting.

Replay of the call will be available beginning January 22, 2004 from 7:30 p.m. For replay information, or to listen to the call via Web cast, please use the following link:

www.opentext.com/events/event.html?id=35264

Additional materials, including accompanying financial and operating statistics relating to these financial results may be obtained from the investor site within the Open Text corporate Web site at:  www.opentext.com/investor/quarterly_reports/index.html

About Open Text

Open Text™ is the market leader in providing Enterprise Content Management (ECM) solutions that bring together people, processes and information in global organizations. Since launching the world’s first Internet search engine and the first Web-based enterprise collaboration and knowledge management software, Open Text has continued its leadership in providing global enterprises with innovative and effective solutions. Throughout its history, Open Text has matched its tradition of innovation with a track record of financial strength and growth. Today, the Company supports fifteen million seats across 10,000 deployments in 31 countries and 12 languages worldwide. Open Text’s flagship product, Livelink® seamlessly combines collaboration with content management, helping organizations transform information into knowledge to provide the foundation for innovation, compliance and accelerated growth. For more information on Open Text and Livelink, go to: www.opentext.com and www.opentext.com/livelink.

# # #

Forward-looking statements in this press release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. The Company cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Forward-looking statements relate to, among other things, the future performance of Open Text, the benefits of any acquisition, the strength of the Company’s pipeline, the Company’s growth and profitability prospects, the Company’s position in the market, and future opportunities therein, the benefits of the Company’s products to be realized by customers, the demand for the Company’s products and the deployment of Livelink and Livelink MeetingZone by customers. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, among others, risks involved in the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of the Company’s customers, demand for the Company’s products and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Form 10-K for the year ended June 30, 2003, and Form 10-Q for the quarter ended September 30, 2003. Forward-looking statements are based on management’s beliefs and opinions at the time the statements are made, and the Company does not undertake any obligations to update forward-looking statements should circumstances or management’s beliefs or opinions change.

Copyright© 2004 by Open Text Corporation. LIVELINK, LIVELINK MEETINGZONE, and OPEN TEXT are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

(1)	Reported under U.S. Generally Accepted Accounting Principles (GAAP). All amounts are in US Dollars.

(2)	The Company uses the financial measures “adjusted net income” and “adjusted EPS” to supplement its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of adjusted net income and adjusted EPS are not meant to be a substitute for net income or net income per share presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with such GAAP measures. Adjusted net income and adjusted EPS are calculated as net income excluding (a) the amortization of acquired intangible assets, (b) other income, gain (loss) on investments, (c) income tax on equity gain and (d) restructuring charges. The terms adjusted net income and adjusted EPS do not have a standardized meaning prescribed by GAAP, and therefore the Company’s definitions are unlikely to be comparable to similar measures presented by other companies. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provide useful information to investors because they exclude non-operational charges and are a better indication of Open Text’s profitability from recurring operations. The items excluded from the computation of adjusted net income and adjusted EPS, which are otherwise included in the determination of net income and EPS prepared in accordance with GAAP, are items that Open Text does not consider to be meaningful in evaluating the Company’s past financial performance or the future prospects and may hinder a comparison of its period-to-period profitability.

(3)	Includes $46.8 million that is temporarily restricted in use, as a provision of the financing arrangement for the IXOS transaction.

For more information, please contact:

Greg Secord

Director, Investor Relations

Open Text Corporation

+1-519-888-7111 ext.2408

gsecord@opentext.com

Anne Marie Rahm

Director, Investor Relations

Open Text Corporation

+1-617-204-3359

arahm@opentext.com

Alan Hoverd

Chief Financial Officer

Open Text Corporation

+1-905-762-6222 ahoverd@opentext.com

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In US Dollars)

(in thousands, except share data)

	December 31, 2003	June 30, 2003
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$65,421	$116,554
Accounts receivable - net of allowance for doubtful accounts of $1,944 as of December 31, 2003 and $1,933 as of June 30, 2003	39,942	35,855
Income taxes recoverable	5,127	484
Prepaid expenses and other assets	4,368	3,541
Deferred tax asset	5,866	7,688

Total current assets	120,724	164,122

Restricted cash(3)	46,837	—
Capital assets	11,850	10,011
Goodwill, net of accumulated amortization of $12,807 at December 31, 2003 and June 30, 2003	50,262	32,301
Deferred tax asset	13,388	8,674
Other assets	35,411	23,579

	$278,472	$238,687

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$42,032	$31,596
Deferred revenues	38,628	38,086

Total current liabilities	80,660	69,682

Long term liabilities:
Deferred revenues	1,149	1,696
Deferred tax	2,557	—
Accrued liabilities	4,944	4,912

	8,650	6,608
Shareholders’ equity:
Share capital 40,575,719 and 39,136,518 Common Shares issued and outstanding at December 31, 2003 and June 30, 2003 respectively	217,810	204,343
Accumulated other comprehensive income:
Cumulative translation adjustment	2,132	(119)
Accumulated deficit	(30,780)	(41,827)

Total shareholders’ equity	189,162	162,397

	$278,472	$238,687

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OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In US Dollars)

(in thousands, except per share data)

	Three months ended December 31,		Six months ended December 31,
	2003	2002	2003	2002
	(unaudited)		(unaudited)
Revenues:
License	$27,893	$17,368	$44,760	$32,844
Customer support	21,928	14,883	41,348	28,545
Service	11,853	10,763	19,751	19,280

Total revenues	61,674	43,014	105,859	80,669

Cost of revenues:
License	2,550	1,618	3,841	3,267
Customer support	4,054	2,401	7,235	4,718
Service	9,126	7,447	16,329	13,682

Total cost of revenues	15,730	11,466	27,405	21,667

Gross profit	45,944	31,548	78,454	59,002

Operating expenses:
Research and development	9,924	6,850	17,955	13,012
Sales and marketing	18,500	13,815	32,307	25,801
General and administrative	4,886	3,545	8,241	6,787
Depreciation	1,479	1,228	2,666	2,444
Amortization of acquired intangible assets	1,635	738	2,822	1,225

Total operating expenses	36,424	26,176	63,991	49,269

Income from operations	9,520	5,372	14,463	9,733
Other income	869	498	488	1,115
Interest income	210	348	437	732

Income before income taxes	10,599	6,218	15,388	11,580
Provision for income taxes	2,907	—	4,341	—

Net income for the period	$7,692	$6,218	$11,047	$11,580

Adjusted net income for the period (2)	$8,458	$6,458	$13,381	$11,690

Adjusted diluted net income per share (2)	$0.20	$0.16	$0.31	$0.29

Basic earnings per share	$0.19	$0.16	$0.28	$0.30

Diluted earnings per share	$0.18	$0.15	$0.26	$0.28

Weighted average number of Common Shares outstanding - basic	40,372	38,564	39,947	38,922

Weighted average number of Common Shares outstanding - diluted	43,361	40,718	42,872	40,874

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OPEN TEXT CORPORATION

CONSOLIDATED STATEMENTS OF CASHFLOWS

(In thousands of US Dollars)

	Three months ended December 31,		Six months ended December 31,
	2003	2002	2003	2002
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net income for the period	$7,692	$6,218	$11,047	$11,580
Non-cash items:
Depreciation and amortization	3,114	1,966	5,488	3,669
Unrealized foreign exchange gain	(1,522)	(214)	(1,508)	(581)
Deferred income taxes	(135)	—	100	—
Other	(2)	—	8	—
Changes in operating assets and liabilities net of assets acquired:
Accounts receivable	(8,027)	2,609	(29)	6,124
Prepaid and other assets	1,006	1,072	231	1,336
Accounts payable and accrued liabilities	3,220	532	(1,217)	(1,076)
Deferred revenue	(1,641)	(364)	(6,040)	396
Income taxes	1,527	(151)	(2,840)	(177)

Net cash provided by operating activities	5,232	11,668	5,240	21,271

Cash flows used in investing activities:
Acquisitions of capital assets	(1,115)	(918)	(1,942)	(1,448)
Purchase of Centrinity Inc., net of cash acquired	—	(11,369)	—	(11,369)
Purchase of Gauss Interprise AG, net of cash acquired	(9,764)	—	(9,764)	—
Purchase of SER, net of cash acquired	(3,403)	—	(3,403)	—
Cash restricted for acquisitions	(34,837)	—	(46,837)	—
Business acquisition costs	(760)	—	(1,801)	—
Purchase of patent	—	—	—	(1,246)
Other acquisitions	(1,254)	—	(1,949)	—
Other	—	—	—	(132)

Net cash used in investing activities	(51,133)	(12,287)	(65,696)	(14,195)

Cash flow from financing activities:
Payments of obligations under capital leases	(58)	—	(150)	—
Deferred financing fees	(668)		(668)
Proceeds from issuance of Common Shares	2,601	775	9,387	2,486
Repurchase of Common Shares	—	(1,066)	—	(17,302)

Net cash provided by (used in) financing activities	1,875	(291)	8,569	(14,816)

Foreign exchange gain on cash held in foreign currency	700	238	754	186

Decrease in cash and cash equivalents during the period	(43,326)	(672)	(51,133)	(7,554)
Cash and cash equivalents at beginning of period	108,747	103,013	116,554	109,895

Cash and cash equivalents at end of period	$65,421	$102,341	$65,421	$102,341

OPEN TEXT CORPORATION

PROFORMA SUPPLEMENTAL INFORMATION

For the three and six month periods ended December 31, 2003 and 2002

(in thousands of US dollars, except per share data)

	Three month period ended December 31,		Six month period ended December 31,
	2003	2002	2003	2002
Net income	$7,692	$6,218	$11,047	$11,580

Adjustments:
Amortization of acquired intangible assets	1,635	738	2,822	1,225
Other income	(869)	(498)	(488)	(1,115)

Total adjustments	766	240	2,334	110

Adjusted net income	$8,458	$6,458	$13,381	$11,690

Addback income tax expense	$2,907	$0	$4,341	$0

Adjusted net income excluding tax expense	$11,365	$6,458	$17,722	$11,690

Adjusted diluted net income per share	$0.20	$0.16	$0.31	$0.29

Adjusted diluted net income per share excluding income tax	$0.26	$0.16	$0.41	$0.29

Shares used to compute earnings per share Diluted	43,361	40,718	42,872	40,874